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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549






                                    FORM 8-K
                                    --------

                                 CURRENT REPORT
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                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  March 31, 1997
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                                EKCO GROUP, INC.
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             (Exact name of registrant as specified in its charter)



Delaware                    1-7484                            11-2167167
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(State or other             (Commission                       (I.R.S. Employer
jurisdiction of             File Number)                       Identification
incorporation)                                                 No.)


                 98 Spit Brook Road, Nashua, New Hampshire 03062
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (603) 888-1212
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Item 5.  Other Events.
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     On March 31, 1997, the registrant issued a press release in which it announced that it had completed the sale of its plastic products division to Dallas, Texas-based Austin Products, Inc. As part of this transaction, Austin Products will license the "EKCO" name for use in the sale of plastic products that were previously sold by the registrant and will lease the registrant's Worcester, Massachusetts facility previously owned and occupied by such division. For further information, reference is made to the press release, attached hereto as an exhibit.


Item 7.  Financial Statements and Exhibits.
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(c)  Exhibit
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     99   Press Release dated March 31, 1997.



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                                    SIGNATURE




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 EKCO GROUP, INC.
                                                 ----------------
                                                 (Registrant)



Date:  April 4, 1997                             /S/LINDA R. MILLMAN
                                                 -------------------------
                                                 Linda R. Millman
                                                 Associate General Counsel













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                                  EXHIBIT INDEX
                          TO THE EXHIBIT FILED HEREWITH




Exhibit
Number                           Exhibit Description
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 99                        Press Release dated March 31, 1997.